MORGAN STANLEY DEAN WITTER INFORMATION FUND               Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 2000           New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended September 30, 2000, the technology sector led the U.S. markets into a phase of extreme volatility. A rotation out of technology benefited sectors such as health care, aided by an improving legislative environment and stronger fundamentals, and energy, with commodity prices near 10-year highs and surging technology-driven demand. Leadership of the market changed hands frequently in the second and third quarters of 2000, and the end of September found both the Dow and Nasdaq in negative territory year-to-date. The volatility we saw early in the year was largely caused by speculation surrounding the Fed's inflation-biased monetary policy; as the summer went on and inflation fears died down, however, continuing turmoil in the market was spurred by negative earnings reports across all sectors.

PERFORMANCE

During the six-month period ended September 30, 2000, Morgan Stanley Dean Witter Information Fund's Class B shares produced a total return of -8.11 percent, compared to -3.60 percent for the Standard & Poor's 500 Index (S&P 500)*. For the same period the Fund's Class A, C and D shares posted total returns of -7.88 percent, -8.22 percent and -7.78 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's performance reflected the generally difficult environment for technology stocks in the second half of the fiscal year. Its underperformance relative to the S&P 500 can be attributed to overweightings in communications equipment, software and Internet infrastructure stocks.

---------------------
*The Standard and Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

Investments that contributed positively to the Fund's return during the period included Bea Systems, Art Technology Group, Sun Microsystems, EMC and I2 Technologies.

PORTFOLIO STRATEGY

The Fund continues to invest in companies that we believe are best positioned to capitalize on the growth of various sectors within the communications and information industries. We seek to invest in companies with proven management, established market presence, leading-edge technology, demonstrable customer demand and strategic relationships or alliances. At the end of September, the Fund held approximately 82 percent of its investments in information technology, 3 percent in information services, 2 percent in information distribution and content and the remaining 15 percent in cash equivalents. We are increasingly concerned about the valuations of several technology sectors, especially more speculative areas, such as commodity semiconductors, semiconductor capital equipment and Internet services. As a result, we reduced the Fund's exposure to these sectors during the period while increasing its cash position and software holdings. We continue to overweight electronic and optical components, because we believe this cycle has yet to reach its peak.

LOOKING AHEAD

Although continuing concerns over technology cycles will keep the Nasdaq in a volatile band, we believe that the fundamentals underpinning the information and technology sectors remain positive and that the Fund's targeted sectors should outperform over the long run as technology continues to gain importance as a component of worldwide spending. In addition, we continue to believe that the Internet will play an increasingly important role in our information economy. Because of this trend, we plan to keep monitoring this sector closely for promising investment opportunities.

We appreciate your ongoing support of Morgan Stanley Dean Witter Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FUND PERFORMANCE September 30, 2000


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                CLASS A SHARES*
-----------------------------------------------
PERIOD ENDED 9/30/00
-------------------------
1 Year                       80.04%(1) 70.59%(2)
Since Inception (7/28/97)    60.15%(1) 57.45%(2)

               CLASS B SHARES**
-----------------------------------------------
PERIOD ENDED 9/30/00
--------------------------
1 Year                        79.21%(1) 74.21%(2)
Since Inception (11/28/95)    39.49%(1) 39.37%(2)

               CLASS C SHARES+
----------------------------------------------
PERIOD ENDED 9/30/00
-------------------------
1 Year                       78.70%(1) 77.70%(2)
Since Inception (7/28/97)    59.01%(1) 59.01%(2)

               CLASS D SHARES++
----------------------------------------------
PERIOD ENDED 9/30/00
-------------------------
1 Year                       80.48%(1)
Since Inception (7/28/97)    60.58%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 2000 (unaudited)

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
            COMMON STOCKS (90.6%)
            Cable/Satellite TV (1.0%)
1,000,000   Comcast Corp. (Class A
             Special)*.................  $   40,937,500
                                         --------------

            Computer Communications (8.2%)
1,000,000   3Com Corp.*................      19,187,500
 220,000    Brocade Communications
             Systems, Inc.*............      51,920,000
1,200,000   Cisco Systems, Inc.*.......      66,300,000
 150,000    Cobalt Networks, Inc.*.....       8,681,250
  16,200    Cosine Communications
             Inc.*.....................         900,112
 149,000    Elastic Networks Inc.*.....       2,076,687
 600,000    Foundry Networks, Inc.*....      40,162,500
  32,500    Inrange Technologies Corp.
             (Class B)*................       1,722,500
 400,000    JNI Corp.*.................      35,600,000
 300,000    Juniper Networks, Inc.*....      65,681,250
 350,000    Redback Networks, Inc.*....      57,378,125
                                         --------------
                                            349,609,924
                                         --------------
            Computer Peripherals (5.0%)
1,000,000   EMC Corp.*.................      99,125,000
 720,000    Network Appliance, Inc.*...      91,710,000
 250,000    Qlogic Corp.*..............      22,000,000
                                         --------------
                                            212,835,000
                                         --------------
            Computer Processing
             Hardware (6.3%)
  50,000    ADVA AG Optical
             Networking*...............       4,740,212
1,500,000   Compaq Computer Corp. .....      41,370,000
 500,000    Dell Computer Corp.*.......      15,406,250
 600,000    Gateway, Inc.*.............      28,050,000
 300,000    Hewlett-Packard Co. .......      29,100,000
 400,000    International Business
             Machines Corp. ...........      45,000,000
 900,000    Sun Microsystems, Inc.*....     105,075,000
                                         --------------
                                            268,741,462
                                         --------------
            Data Processing Services (0.9%)
 600,000    Automatic Data Processing,
             Inc. .....................      40,125,000
                                         --------------
            Electrical Products (0.0%)
 100,000    O2Micro International Ltd.
             (Cayman Islands)*.........       1,720,312
                                         --------------

            Electronic Components
             (6.9%)
 200,000    Anaren Microwave, Inc.*....      27,125,000
  60,000    Bookham Technology PLC
             (ADR) (United Kingdom)*...       2,572,500

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
 800,000    ChipPAC Inc.*..............  $    9,500,000
 450,000    Cree Inc.*.................      52,312,500
1,000,000   Flextronics International,
             Ltd. (Singapore)*.........      82,125,000
 150,000    Jabil Circuit, Inc.*.......       8,512,500
  50,000    SanDisk Corp.*.............       3,337,500
1,000,000   Sanmina Corp.*.............      93,625,000
 400,000    Stratos Lightwave, Inc.*...      12,900,000
                                         --------------
                                            292,010,000
                                         --------------
            Electronic Equipment/
             Instruments (2.0%)
 200,000    Acterna Corp.*.............       6,075,000
 200,000    JDS Uniphase Corp.*........      18,937,500
 500,000    Lexar Media, Inc.*.........       5,812,500
 500,000    PerkinElmer, Inc. .........      52,187,500
                                         --------------
                                             83,012,500
                                         --------------
            Electronic Production
             Equipment (1.5%)
 250,000    Applied Materials, Inc.*...      14,828,125
 400,000    ATMI, Inc.*................       9,350,000
 600,000    Lam Research Corp.*........      12,562,500
 400,000    Novellus Systems, Inc.*....      18,625,000
 365,000    Taiwan Semiconductor
             Manufacturing Co. Ltd.
             (ADR) (Taiwan)*...........       7,436,885
                                         --------------
                                             62,802,510
                                         --------------
            Electronics/Appliances
             (0.5%)
 207,800    Sony Corp. (ADR) (Japan)...      20,974,813
                                         --------------

            Finance/Rental/Leasing
             (0.6%)
 200,000    Providian Financial
             Corp. ....................      25,400,000
                                         --------------

            Industrial Conglomerates (0.7%)
 600,000    Tyco International Ltd.
             (Bermuda).................      31,125,000
                                         --------------

            Information Technology
             Services (0.3%)
 100,000    Sapient Corp.*.............       4,068,750
 100,000    StorageNetworks, Inc.*.....      10,218,750
                                         --------------
                                             14,287,500
                                         --------------
            Internet Retail (0.1%)
 100,000    Amazon.com, Inc.*..........       3,843,750
                                         --------------

            Internet Software/Services (11.3%)
 800,000    America Online, Inc.*......      43,000,000
 350,000    Ariba, Inc.*...............      50,142,969
 792,500    Art Technology Group
             Inc.*.....................      75,089,375
1,300,000   BEA Systems, Inc.*.........     101,237,500

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 2000 (unaudited) continued


NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
 300,000    BroadVision, Inc.*.........  $    7,668,750
 400,000    Digex, Inc.*...............      18,750,000
 300,000    Evolve Software Inc.*......       7,200,000
 300,000    Exodus Communications,
             Inc.*.....................      14,812,500
 150,000    Kana Communications,
             Inc.*.....................       3,337,500
 100,000    Ominsky Corporation*.......       2,031,250
 200,000    Phone.com, Inc.*...........      22,725,000
 200,000    Software.com, Inc.*........      36,287,500
 200,000    VeriSign, Inc.*............      40,512,500
 850,000    Vitria Technology, Inc.*...      39,631,250
 200,000    Yahoo! Inc.*...............      18,200,000
                                         --------------
                                            480,626,094
                                         --------------
            Major Telecommunications (0.3%)
 300,000    Verizon Communications.....      14,531,250
                                         --------------

            Media Conglomerates (0.3%)
 350,000    Disney (Walt) Co. (The)....      13,387,500
                                         --------------
            Packaged Software (11.7%)
  50,000    Actuate Software Corp.*....       1,727,344
 350,000    Check Point Software
             Technologies Ltd.
             (Israel)*.................      55,125,000
 350,000    i2 Technologies, Inc.*.....      65,471,875
 350,000    Mercury Interactive
             Corp.*....................      54,862,500
 230,000    Micromuse Inc.*............      46,215,625
 500,000    Microsoft Corp.*...........      30,125,000
1,600,000   Oracle Corp.*..............     126,000,000
 300,000    Serena Software, Inc.*.....      13,818,750
  26,000    Signalsoft Corp.*..........       1,056,250
 107,500    Talarian Corporation*......       2,062,656
 100,000    TIBCO Software, Inc.*......       8,443,750
 650,000    Veritas Software Corp.*....      92,300,000
                                         --------------
                                            497,208,750
                                         --------------
            Recreational Products
             (0.6%)
 500,000    Electronic Arts Inc.*......      24,687,500
                                         --------------
            Semiconductors (15.0%)
 900,000    Analog Devices, Inc.*......      74,306,250
 250,000    Applied Micro Circuits
             Corp.*....................      51,765,625
 200,000    Broadcom Corp. (Class
             A)*.......................      48,750,000
 500,000    Conexant Systems, Inc.*....      20,937,500
 400,000    Cypress Semiconductor
             Corp.*....................      16,625,000
 200,000    GlobeSpan, Inc.*...........      24,400,000
 750,000    Intel Corp. ...............      31,171,875
 750,000    Maxim Integrated Products,
             Inc.*.....................      60,328,125
 400,000    Micron Technology, Inc.*...      18,400,000

NUMBER OF
 SHARES                                      VALUE
-------------------------------------------------------
 350,000    PMC -- Sierra, Inc.*.......  $   75,337,500
 250,000    SDL, Inc.*.................      77,000,000
 600,000    STMicroelectronics NV
             (France)..................      28,575,000
 150,000    Texas Instruments, Inc. ...       7,078,125
 600,000    TranSwitch Corp.*..........      38,250,000
 300,000    Vitesse Semiconductor
             Corp.*....................      26,681,250
 450,000    Xilinx, Inc.*..............      38,531,250
                                         --------------
                                            638,137,500
                                         --------------
            Specialty
             Telecommunications (1.6%)
 500,000    Efficient Networks,
             Inc.*.....................      18,656,250
1,000,000   Global Crossing Ltd.
             (Bermuda)*................      31,000,000
 150,000    NEXTLINK Communications,
             Inc. (Class A)*...........       5,278,125
 300,001    Qwest Communications
             International, Inc.*......      14,418,779
                                         --------------
                                             69,353,154
                                         --------------
            Telecommunication Equipment
             (13.3%)
1,700,000   ADC Telecommunications,
             Inc.*.....................      45,714,063
 260,000    CIENA Corp.*...............      31,931,250
1,000,000   Comverse Technology,
             Inc.*.....................     108,000,000
 300,000    Corning Inc. ..............      89,100,000
 500,000    DDi Corp.*.................      22,125,000
 150,000    Digital Lightwave, Inc.*...      10,893,750
 250,000    Ditech Communications
             Corp.*....................      10,250,000
2,200,000   Motorola, Inc. ............      62,150,000
1,600,000   Nokia Corp. (ADR)
             (Finland).................      63,700,000
1,500,000   Nortel Networks Corp.
             (Canada)..................      89,343,750
 325,000    Scientific-Atlanta,
             Inc. .....................      20,678,125
 200,000    Tellabs, Inc.*.............       9,550,000
                                         --------------
                                            563,435,938
                                         --------------
            Wireless Communications (2.4%)
1,100,000   Nextel Communications, Inc.
             (Class A)*................      51,425,000
 400,000    Vodafone Group PLC (ADR)
             (United Kingdom)..........      14,800,000
 300,000    Voicestream Wireless
             Corp.*....................      34,818,750
                                         --------------
                                            101,043,750
                                         --------------
            TOTAL COMMON STOCKS
            (Cost $2,818,608,452)......   3,849,836,707
                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN
THOUSANDS                                    VALUE
-------------------------------------------------------
            CONVERTIBLE BOND (0.1%)
            Telecommunication Equipment
$  4,500     Cyras Systems,
             Inc. - 144A**
             4.50% due 08/15/05
             (Cost $4,500,000).........  $    5,400,000
                                         --------------

            SHORT-TERM INVESTMENT (a) (10.1%)
            U.S. GOVERNMENT AGENCY
 429,000    Federal Home Loan Banks
             6.28% due 10/02/00
             (Cost $428,925,163).......     428,925,163
                                         --------------

TOTAL INVESTMENTS
(Cost $3,252,033,615)(b)........ 100.8%   4,284,161,870

LIABILITIES IN EXCESS OF OTHER
ASSETS..........................  (0.8)     (35,242,180)
                                 -----   --------------

NET ASSETS...................... 100.0%  $4,248,919,690
                                 =====   ==============

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
 **  Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,150,397,950 and the aggregate gross unrealized depreciation is $118,269,695, resulting in net unrealized appreciation of $1,032,128,255.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $3,252,033,615)..................  $4,284,161,870
Receivable for:
    Investments sold....................     115,799,065
    Shares of beneficial interest
     sold...............................       6,644,340
    Dividends...........................         250,000
    Interest............................         167,728
Deferred organizational expenses........           5,692
Prepaid expenses and other assets.......         526,665
                                          --------------
    TOTAL ASSETS........................   4,407,555,360
                                          --------------
LIABILITIES:
Payable for:
    Investments purchased...............     144,614,311
    Shares of beneficial interest
     repurchased........................       2,871,162
    Plan of distribution fee............       2,768,115
    Investment management fee...........       2,585,777
Accrued expenses and other payables.....       5,796,305
                                          --------------
    TOTAL LIABILITIES...................     158,635,670
                                          --------------
    NET ASSETS..........................  $4,248,919,690
                                          ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $3,505,690,181
Net unrealized appreciation.............   1,032,128,255
Accumulated net investment loss.........     (18,681,858)
Accumulated net realized loss...........    (270,216,888)
                                          --------------
    NET ASSETS..........................  $4,248,919,690
                                          ==============
CLASS A SHARES:
Net Assets..............................    $142,248,568
Shares Outstanding (unlimited
 authorized,
 $.01 par value)........................       4,340,585
    NET ASSET VALUE PER SHARE...........          $32.77
                                          ==============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
     asset value).......................          $34.59
                                          ==============
CLASS B SHARES:
                                          $3,865,076,206
Net Assets..............................
Shares Outstanding (unlimited
 authorized,                                 121,099,657
 $.01 par value)........................
    NET ASSET VALUE PER SHARE...........          $31.92
                                          ==============
CLASS C SHARES:
                                            $224,168,505
Net Assets..............................
Shares Outstanding (unlimited
 authorized,                                   7,054,768
 $.01 par value)........................
    NET ASSET VALUE PER SHARE...........          $31.78
                                          ==============
CLASS D SHARES:
                                             $17,426,411
Net Assets..............................
Shares Outstanding (unlimited
 authorized,                                     525,651
 $.01 par value)........................
    NET ASSET VALUE PER SHARE...........          $33.15
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended September 30, 2000 (unaudited)
NET INVESTMENT LOSS:
INCOME
Interest................................  $  12,488,441
Dividends (net of $81,937 foreign
 withholding tax).......................      1,111,800
                                          -------------

    TOTAL INCOME........................     13,600,241
                                          -------------

EXPENSES
Investment management fee...............     14,418,639
Plan of distribution fee (Class A
 shares)................................        163,265
Plan of distribution fee (Class B
 shares)................................     14,196,452
Plan of distribution fee (Class C
 shares)................................      1,040,538
Transfer agent fees and expenses........      1,764,225
Registration fees.......................        355,581
Custodian fees..........................        159,189
Shareholder reports and notices.........        108,550
Professional fees.......................         42,109
Organizational expenses.................         17,969
Trustees' fees and expenses.............          6,334
Other...................................          9,248
                                          -------------

    TOTAL EXPENSES......................     32,282,099
                                          -------------

    NET INVESTMENT LOSS.................    (18,681,858)
                                          -------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss.......................   (119,086,006)
Net change in unrealized appreciation...   (203,843,036)
                                          -------------

    NET LOSS............................   (322,929,042)
                                          -------------

NET DECREASE............................  $(341,610,900)
                                          =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX         FOR THE YEAR
                                                     MONTHS ENDED           ENDED
                                                   SEPTEMBER 30, 2000   MARCH 31, 2000
--------------------------------------------------------------------------------------
                                                      (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss..............................    $  (18,681,858)    $  (21,812,554)
Net realized gain (loss).........................      (119,086,006)       535,490,367
Net change in unrealized appreciation............      (203,843,036)     1,129,252,078
                                                     --------------     --------------

    NET INCREASE (DECREASE)......................      (341,610,900)     1,642,929,891
                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares...................................       (17,466,830)        (3,132,818)
Class B shares...................................      (508,679,776)      (190,341,434)
Class C shares...................................       (29,543,814)        (6,306,868)
Class D shares...................................        (2,828,200)          (620,858)
                                                     --------------     --------------

    TOTAL DISTRIBUTIONS..........................      (558,518,620)      (200,401,978)
                                                     --------------     --------------
Net increase from transactions in shares of
 beneficial interest.............................       997,813,736      2,108,131,854
                                                     --------------     --------------

    NET INCREASE.................................        97,684,216      3,550,659,767
NET ASSETS:
Beginning of period..............................     4,151,235,474        600,575,707
                                                     --------------     --------------

    END OF PERIOD
    (Including a net investment loss of
    $18,681,858 and $0, respectively)............    $4,248,919,690     $4,151,235,474
                                                     ==============     ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited) continued


date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited) continued


F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million. Effective May 1, 2000, the agreement was amended to reduce the rate to 0.70% of the portion of daily net assets in excess of $3 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited) continued


average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $68,612,678 at September 30, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended September 30, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $19,351, $2,041,656, and $96,546, respectively and received $453,038 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited) continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2000 aggregated $3,696,748,232 and $3,414,857,227, respectively.

For the six months ended September 30, 2000, the Fund incurred brokerage commissions of $68,730 with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended September 30, 2000, the Fund incurred brokerage commissions of $118,254 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At September 30, 2000, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. for $11,660,436.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $2,500.

5. FEDERAL INCOME TAX STATUS

As of March 31, 2000, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 2000, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2000 (unaudited) continued


7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE SIX                       FOR THE YEAR
                                                                   MONTHS ENDED                          ENDED
                                                                SEPTEMBER 30, 2000                   MARCH 31, 2000
                                                            ---------------------------       ----------------------------
                                                                    (unaudited)
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                                            -----------   -------------       -----------   --------------
CLASS A SHARES
Sold......................................................    1,627,862   $  55,988,804         4,327,208   $  134,454,736
Reinvestment of distributions.............................      511,931      16,678,725           118,264        2,996,824
Redeemed..................................................     (913,625)    (31,813,064)       (1,604,255)     (45,382,099)
                                                            -----------   -------------       -----------   --------------
Net increase - Class A....................................    1,226,168      40,854,465         2,841,217       92,069,461
                                                            -----------   -------------       -----------   --------------
CLASS B SHARES
Sold......................................................   23,496,778     795,045,205        72,540,951    2,167,348,626
Reinvestment of distributions.............................   15,052,183     478,358,385         7,684,962      178,283,634
Redeemed..................................................  (11,565,305)   (385,748,502)      (16,708,903)    (477,466,010)
                                                            -----------   -------------       -----------   --------------
Net increase - Class B....................................   26,983,656     887,655,088        63,517,010    1,868,166,250
                                                            -----------   -------------       -----------   --------------
CLASS C SHARES
Sold......................................................    2,034,800      69,359,953         5,203,329      161,643,866
Reinvestment of distributions.............................      901,195      28,531,812           246,217        6,042,246
Redeemed..................................................     (974,888)    (32,482,821)         (982,199)     (29,203,497)
                                                            -----------   -------------       -----------   --------------
Net increase - Class C....................................    1,961,107      65,408,944         4,467,347      138,482,615
                                                            -----------   -------------       -----------   --------------
CLASS D SHARES
Sold......................................................      330,476      11,866,837           874,982       24,335,255
Reinvestment of distributions.............................       67,373       2,219,266            19,493          516,286
Redeemed..................................................     (305,081)    (10,190,864)         (587,816)     (15,438,013)
                                                            -----------   -------------       -----------   --------------
Net increase - Class D....................................       92,768       3,895,239           306,659        9,413,528
                                                            -----------   -------------       -----------   --------------
Net increase in Fund......................................   30,263,699   $ 997,813,736        71,132,233   $2,108,131,854
                                                            ===========   =============       ===========   ==============

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                           FOR THE SIX        FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                           MONTHS ENDED          ENDED            ENDED           THROUGH
                                                        SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................         $41.20             $19.23          $14.02           $11.43
                                                               ------             ------          ------           ------
Income (loss) from investment operations:
 Net investment loss..................................          (0.07)             (0.27)          (0.11)           (0.08)
 Net realized and unrealized gain (loss)..............          (3.21)             26.41            7.04             2.67
                                                               ------             ------          ------           ------

Total loss from investment operations.................          (3.28)             26.14            6.93             2.59
                                                               ------             ------          ------           ------

Less distributions from net realized gain.............          (5.15)             (4.17)          (1.72)              --
                                                               ------             ------          ------           ------

Net asset value, end of period........................         $32.77             $41.20          $19.23           $14.02
                                                               ======             ======          ======           ======

TOTAL RETURN+.........................................          (7.88)%(1)        155.88 %         54.33 %          22.66 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................           1.10 %(2)(3)       1.13 %(3)       1.24 %(3)        1.27 %(2)
Net investment loss...................................          (0.42)%(2)(3)      (0.82)%(3)      (0.74)%(3)       (0.93)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............       $142,249           $128,325          $5,253             $206

Portfolio turnover rate...............................             93 %(1)           282 %           419 %            218 %

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND


                                           FOR THE SIX                       FOR THE YEAR ENDED MARCH 31,
                                           MONTHS ENDED          ----------------------------------------------------
                                       SEPTEMBER 30, 2000++        2000++         1999++       1998**++        1997
---------------------------------------------------------------------------------------------------------------------
                                           (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period..............................           $40.37               $18.99        $13.94        $ 8.94        $10.67
                                                ------               ------        ------        ------        ------

Income (loss) from investment
 operations:
 Net investment loss.................            (0.16)               (0.37)        (0.22)        (0.18)        (0.13)
 Net realized and unrealized gain
   (loss)............................            (3.14)               25.92          6.99          5.18         (1.60)
                                                ------               ------        ------        ------        ------

Total income (loss) from investment
 operations..........................            (3.30)               25.55          6.77          5.00         (1.73)
                                                ------               ------        ------        ------        ------

Less dividends and distributions:
 In excess of net investment
   income............................               --                   --            --            --            --
 From net realized gain..............            (5.15)               (4.17)        (1.72)           --            --
                                                ------               ------        ------        ------        ------

Total dividends and distributions....            (5.15)               (4.17)        (1.72)           --            --
                                                ------               ------        ------        ------        ------

Net asset value, end of period.......           $31.92               $40.37        $18.99        $13.94        $ 8.94
                                                ======               ======        ======        ======        ======

TOTAL RETURN+........................            (8.11)%(1)          154.62%        53.44%        56.10%       (16.31)%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................             1.63 %(2)(3)         1.58%(3)      1.95%(3)      2.05%         2.01%
Net investment loss..................            (0.95)%(2)(3)        (1.27)%(3)    (1.45)%(3)    (1.54)%       (1.16)%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................       $3,865,076           $3,799,844      $580,994      $267,384      $213,726

Portfolio turnover rate..............               93 %(1)             282%          419%          218%          132%

                                         FOR THE PERIOD
                                       NOVEMBER 28, 1995*
                                            THROUGH
                                         MARCH 31, 1996
-------------------------------------  ------------------

CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period..............................         $10.00
                                              ------
Income (loss) from investment
 operations:
 Net investment loss.................          (0.01)
 Net realized and unrealized gain
   (loss)............................           0.69
                                              ------
Total income (loss) from investment
 operations..........................           0.68
                                              ------
Less dividends and distributions:
 In excess of net investment
   income............................          (0.01)
 From net realized gain..............             --
                                              ------
Total dividends and distributions....          (0.01)
                                              ------
Net asset value, end of period.......         $10.67
                                              ======
TOTAL RETURN+........................           6.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................           2.31 %(2)
Net investment loss..................          (0.51)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................       $207,321
Portfolio turnover rate..............              8 %(1)

---------------------
 *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                                               FOR THE PERIOD
                                                           FOR THE SIX        FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                           MONTHS ENDED          ENDED            ENDED           THROUGH
                                                        SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................         $40.26             $18.98          $13.94           $11.43
                                                               ------             ------          ------           ------

Income (loss) from investment operations:
 Net investment loss..................................          (0.19)             (0.49)          (0.24)           (0.14)
 Net realized and unrealized gain (loss)..............          (3.14)             25.94            7.00             2.65
                                                               ------             ------          ------           ------

Total income (loss) from investment operations........          (3.33)             25.45            6.76             2.51
                                                               ------             ------          ------           ------

Less distributions from net realized gain.............          (5.15)             (4.17)          (1.72)              --
                                                               ------             ------          ------           ------

Net asset value, end of period........................         $31.78             $40.26          $18.98           $13.94
                                                               ======             ======          ======           ======

TOTAL RETURN+.........................................          (8.22)%(1)        154.10 %         53.36 %          21.96 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................           1.85 %(2)(3)       1.89 %(3)       2.01 %(3)        2.05 %(2)
Net investment loss...................................          (1.17)%(2)(3)      (1.58)%(3)      (1.51)%(3)       (1.72)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............       $224,169           $205,073         $11,890             $249

Portfolio turnover rate...............................             93 %(1)           282 %           419 %            218 %

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                                               FOR THE PERIOD
                                                           FOR THE SIX        FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                           MONTHS ENDED          ENDED            ENDED           THROUGH
                                                        SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................         $41.57             $19.33          $14.03           $11.43
                                                               ------             ------          ------           ------

Income (loss) from investment operations:
 Net investment loss..................................          (0.03)             (0.18)          (0.08)           (0.07)
 Net realized and unrealized gain (loss)..............          (3.24)             26.59            7.10             2.67
                                                               ------             ------          ------           ------

Total income (loss) from investment operations........          (3.27)             26.41            7.02             2.60
                                                               ------             ------          ------           ------

Less distributions from net realized gain.............          (5.15)             (4.17)          (1.72)              --
                                                               ------             ------          ------           ------

Net asset value, end of period........................         $33.15             $41.57          $19.33           $14.03
                                                               ======             ======          ======           ======

TOTAL RETURN+.........................................          (7.78)%(1)        156.56 %         54.96 %          22.75 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................           0.85 %(2)(3)       0.89 %(3)       1.01 %(3)        1.04 %(2)
Net investment loss...................................          (0.17)%(2)(3)      (0.58)%(3)      (0.51)%(3)       (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............        $17,426            $17,994          $2,440           $1,464

Portfolio turnover rate...............................             93 %(1)           282 %           419 %            218 %

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Guy G. Rutherford, Jr.
Vice President

Armon Bar-Tur
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
INFORMATION FUND


Semiannual Report
September 30, 2000